UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2010

UNITED STATIONERS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10653	36-3141189
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

One Parkway North Boulevard
Suite 100
Deerfield, Illinois	60015-2559
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

United Stationers Inc.

Item 2.02             Results of Operations and Financial Condition.

The following information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 11, 2010, the Registrant issued a press release announcing its financial results for the fourth quarter and full-year ended December 31, 2009. A copy of the Registrant’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, a slide presentation summarizing earnings and financial results is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated February 11, 2010, announcing financial results for the fourth quarter and full-year ended December 31, 2009.

99.2*	Earnings Presentation, a slide presentation summarizing earnings and financial results.

*	— Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC.
(Registrant)

Dated: February 11, 2010	/s/ Victoria J. Reich
Victoria J. Reich
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated February 11, 2010, announcing financial results for the fourth quarter and full-year ended December 31, 2009.

99.2*	Earnings Presentation, a slide presentation summarizing earnings and financial results.

*	— Included herewith.

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